UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12540 Broadwell Road, Suite 1203
Milton, Georgia 30004
 (Address of principal executive offices)

(678) 871-7457
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement. .

On February 17, 2015, Brooklyn Cheesecake & Desserts Company, Inc. (the “Company”) entered into that certain Business Loan and Security Agreement, as amended, (the “Initial Loan Agreement”) with certain other co-borrowers (collectively, with the Company, the “Borrower”) and Small Business Financial Solutions, LLC (“SBFS”), pursuant to which SBFS provided a term loan to the Borrower in the amount of $250,000 (the “Initial Loan”).  Pursuant to the Loan, the Borrower must make payments of $1,343.75 every business day for a period of 240 days. The Initial Loan Agreement provides for fees which are to be paid at the end of the loan’s term in addition to principal. In the aggregate, the Borrower will be required to pay back to SBFS a total of $322,500; provided, however, in the event that the Borrower repays $297,500 to SBFS within 180 calendar days of the effective date of the Initial Loan, the Initial Loan will be paid in full. The Initial Loan is personally guaranteed by Jeffrey Cosman, the Company’s Chief Executive Officer and Director.

On February 19, 2015, the Borrower entered into that certain Business Loan and Security Agreement, as amended, (the “Second Loan Agreement”) with SBFS, pursuant to which SBFS provided a term loan to the Borrower in the amount of $500,000 (the “Second Loan”).  Pursuant to the Second Loan, the Borrower must make payments of $2,687.50 every business day for a period of 240 days. The Second Loan Agreement provides for fees which are to be paid at the end of the loan’s term in addition to principal. In the aggregate, the Borrower will be required to pay back to SBFS a total of $645,000; provided, however, in the event that the Borrower repays $595,000 to SBFS within 180 calendar days of the effective date of the Second Loan, the Second Loan will be paid in full.  The Second Loan is personally guaranteed by Jeffrey Cosman, the Company’s Chief Executive Officer and Director.

The foregoing descriptions of the Initial Loan Agreement and Second Loan Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the documents themselves, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Business Loan and Security Agreement, dated February 17, 2015, as amended*

10.2	Form of Business Loan and Security Agreement, dated February 19, 2015, as amended*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.

Date: March 2, 2015	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer